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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-12

                           Jacksonville Bancorp, Inc.
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
                  (Name(s) of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

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[ ]   Fee paid previously with preliminary materials.

[ ]    Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid
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

                                             [LOGO OF JACKSONVILLE BANCORP INC.]

March 25, 2005

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Jacksonville Bancorp, Inc., which will be held on Thursday, April 21, 2005, beginning at 11:00 a.m., Eastern Time. The meeting will be held at The River Club, 1 Independent Drive, Suite 3500, Jacksonville, Florida 32202. The purpose of the meeting is to consider and vote upon the proposal explained in the notice and the proxy statement.

A formal notice describing the business to come before the meeting, a proxy statement, and a proxy card are enclosed. We have also enclosed our 2004 Annual Report for your review, which contains detailed information concerning our 2004 financial performance and activities.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, please vote your shares by completing, signing, and dating the enclosed proxy card, and returning it in the postage paid envelope provided. If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason before the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

Sincerely,
/s/ Donald E. Roller

Donald E. Roller
Chairman of the Board

                           JACKSONVILLE BANCORP, INC.
                       100 North Laura Street, Suite 1000
                          Jacksonville, Florida 32202

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of Common Stock:

Notice is hereby given that the Annual Meeting of Shareholders of Jacksonville Bancorp, Inc. will be held on Thursday, April 21, 2005, at 11:00 a.m., Eastern Time, at The River Club, 1 Independent Drive, Suite 3500, Jacksonville, Florida 32202 to consider and act upon the following matters:

     1.   Election of five of our directors; and

     2. Such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Only shareholders of record of our common stock at the close of business on March 18, 2005, are entitled to receive notice of, and to vote on, the business that may come before the Annual Meeting.

Whether or not you plan to attend the meeting, please complete, sign, date, and return the enclosed proxy card to our transfer agent as promptly as possible in the postage paid envelope provided. You may revoke the proxy at any time before it is exercised by following the instructions set forth in Voting of Proxies on the first page of the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Price W. Schwenck
Corporate Secretary


March 25, 2005

                           JACKSONVILLE BANCORP, INC.
                       100 North Laura Street, Suite 1000
                          Jacksonville, Florida 32202

                                PROXY STATEMENT
                         Annual Meeting of Shareholders

This proxy statement and the accompanying notice and proxy card are being furnished to you as a holder of Jacksonville Bancorp, Inc., common stock, $.01 par value, in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Shareholders. The Annual Meeting will be held on Thursday, April 21, 2005, beginning at 11:00 a.m., Eastern Time, at The River Club, 1 Independent Drive, Suite 3500, Jacksonville, Florida 32202. This proxy statement, and the accompanying notice and proxy card, are first being mailed to holders of our common stock on or about March 28, 2005.

Unless the context requires otherwise, references in this statement to "we", "us", or "our" refer to Jacksonville Bancorp, Inc., its wholly owned subsidiary, The Jacksonville Bank, and the Bank's wholly owned subsidiary, Fountain Financial, Inc., on a consolidated basis. References to the "Company" denote Jacksonville Bancorp, Inc., and The Jacksonville Bank is referred to as the "Bank".

                               VOTING OF PROXIES

Shares represented by proxies properly signed and returned, unless subsequently revoked, will be voted at the Annual Meeting in accordance with the instructions marked on the proxy. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals stated in this proxy statement, and in the discretion of the holders of the proxies on other matters that may properly come before the Annual Meeting.

If you have executed and delivered a proxy, you may revoke such proxy at any time before it is voted by attending the Annual Meeting and voting in person, by giving written notice of revocation of the proxy, or by submitting a signed proxy bearing a later date. Such notice of revocation or later proxy should be sent to our transfer agent, SunTrust Bank Stock Transfer Department at the address indicated on the enclosed proxy. In order for the notice of revocation or later proxy to revoke the prior proxy, our transfer agent must receive such notice or later proxy before the vote of shareholders at the Annual Meeting. Unless you vote at the meeting or take other action, your attendance at the Annual Meeting will not revoke your proxy.

                               VOTING PROCEDURES

Our bylaws provide that a majority of the outstanding shares entitled to vote constitutes a quorum at a meeting of shareholders. Under the Florida Business Corporation Act (the "Act") and our articles of incorporation, directors are elected by a plurality of the votes cast in the election at a meeting at which a quorum is present. Other matters are approved if affirmative votes cast by the holders of the shares represented at a meeting at which a quorum is present exceed votes opposing the action, unless the Act or our articles of incorporation require a greater number of affirmative votes or voting by classes. Abstentions and broker non-votes have no effect under Florida law.

                               VOTING SECURITIES

Our Board of Directors has fixed the close of business on March 18, 2005, as the record date for determining the holders of our common stock entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on March 18, 2005, there were issued and outstanding 1,709,166 shares of our common stock entitled to vote at the Annual Meeting, held by approximately 180 registered holders. You are entitled to one vote for each share held upon each matter properly submitted at the Annual Meeting.

                                    PURPOSE

We anticipate that our shareholders will act upon the following business at the meeting:

                       PROPOSAL 1: ELECTION OF DIRECTORS

The directors nominated for election at the 2005 Annual Meeting are Rudolph A. Kraft, R.C. Mills, Gilbert J. Pomar, III, Donald E. Roller and Charles F. Spencer in Class 2. The term of office of the Class 3 directors expires at the 2006 Annual Meeting and the term of office of the Class 1 directors expires at the 2007 Annual Meeting. Those directors elected as Class 2 directors at this Annual Meeting will have a term of office of three years, expiring at the 2008 Annual Meeting.

If elected, the nominees will constitute 5 of the 14 members of our Board of Directors. To be elected, each nominee must receive a plurality of the votes cast, which shall be counted as described in Voting Procedures. Unless you mark the accompanying proxy otherwise, the proxy will be voted FOR the election of Messrs. Kraft, Mills, Pomar, Roller and Spencer. If any nominee should become unable to serve, which is not now anticipated, the persons voting the accompanying proxy may vote for a substitute in their discretion.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

Our articles of incorporation provide that our directors are divided into three classes. The following provides certain information with respect to each of our directors, including the nominees for director in Class 2. Except as otherwise indicated, each person has been or was engaged in his present or last principal occupation, in the same or a similar position, for more than five years. Directors Carter, Healey, Kowkabany, Kraft, Mills, Rose, Schultz, Spencer, Tavar, and Winfield became directors during our organizational period. Messrs. Pomar and Schwenck were appointed to the Board in March 1999; Mr. Gottlieb was appointed to the Board in July 1999; and Mr. Roller was appointed to the Board in August 1999. All directors serve on the Boards of both the Company and the Bank.

CLASS 2 DIRECTORS

                                   POSITIONS HELD AND PRINCIPAL OCCUPATIONS
NAME                      AGE      DURING THE PAST FIVE YEARS
---------------------    ------    ---------------------------------------------
Rudolph A. Kraft           69      Director of Kraft Motorcar Company, Inc., in
                                   Gainesville, Florida, a Mercedes-Benz, Jeep, and Buick dealership since 1990. Mr. Kraft is a Board member of the Jacksonville Marine
                                   Institute and Trustee of the Lasell College in Newton, Massachusetts. Mr. Kraft was
                                   President and Chief Executive Officer of
                                   Kraft Holdings, Inc., a Mercedes-Benz
                                   dealership in south Florida from 1977 to 1998. He also served as a director to Barnett Bank of South Florida from 1986 to
                                   1989. Mr. Kraft has served on the boards of a number of civic organizations.

R. C. Mills                67      President of Heritage Propane Partners,
                                   L.P., a national distributor of propane gas.
                                   Mr. Mills is a graduate of the University of Sarasota and resides in the Jacksonville area. Mr. Mills has an extensive business background and is experienced in business mergers and acquisitions, corporate finance, and personnel management having served in several executive management positions with a vertically integrated oil and gas company for over 25 years.

Gilbert J. Pomar, III      44      President and Chief Executive Officer for
                                   both the Company and the Bank, Mr. Pomar joined us in March 1999, having been employed by First Union National Bank in
                                   Jacksonville since 1991. During his tenure with First Union, he was Senior Portfolio
                                   Manager and Senior Vice President/
                                   Commercial Banking Manager. Mr. Pomar has 22 years of banking experience, including four years with Southeast Bank and four years with First National Bank of Chicago. Mr.
                                   Pomar is active in various community
                                   efforts, including Board positions of the American Cancer Society, University of North
                                   Florida, College of Business, and the
                                   Florida Bankers Association. He is a
                                   graduate of the University of Florida, where he earned his Bachelor of Science degree in Finance.

Donald E. Roller           67      Chairman of our Board of Directors.
                                   President and Chief Executive Officer of
                                   U.S. Gypsum Company from 1993 through 1996.
                                   He was also Executive Vice President of USG
                                   Corporation. Mr. Roller has had much
                                   experience in directorship positions; he serves as a member of the Board and Treasurer of Glenmoor at St. Johns, a not for profit CCRC located in St. Augustine, Florida, and has served as acting Chief
                                   Executive Officer and Chairman of the Audit
                                   Committee for Payless Cashways, Inc.

Charles F. Spencer         62      President of INOC LLC, a real estate
                                   management development company, and Cottage
                                   Street Land Trust, Inc., in Jacksonville,
                                   Florida. In addition, Mr. Spencer is
                                   Executive Vice President of the South
                                   Atlantic and Gulf Coast District of I.L.A.
                                   and Vice President at Large of the Florida
                                   AFL-CIO. He serves as a member of the Board of the Jacksonville Airport Authority, the Jacksonville Propeller Club, the I.M.
                                   Sulzbacher Center for the Homeless and
                                   Edward Waters College. Mr. Spencer is the former Chairman of the Board for the Jacksonville Sports Development Authority, appointed by the Mayor, and a former board member of the United Way of Northeast
                                   Florida, the Committee of 100 of the
                                   Jacksonville Chamber of Commerce, and the Florida Community College at Jacksonville
                                   Foundation.

CLASS 3 DIRECTORS

                                   POSITIONS HELD AND PRINCIPAL OCCUPATIONS
NAME                      AGE      DURING THE PAST FIVE YEARS
---------------------    ------    ---------------------------------------------
D. Michael Carter,         52      Certified Public Accountant and a graduate
C.P.A.                             of Florida State University. Mr. Carter has
                                   lived in Jacksonville, Florida, since 1975, and is Director and President of Carter &
                                   Company CPA's, P.A., providing services to tax and audit clients, including businesses, business owners and executives, as well as professionals. The practice also provides financial and retirement planning, investment and business counseling services.
                                   Mr. Carter is President and Director of
                                   Atlantic Capital Associates, Inc. Before forming his firm of Carter & Company in 1980, Mr. Carter had been a public accountant with two national accounting firms. Mr. Carter is a member of the American Institute of Certified Public
                                   Accountants and the Florida Institute of Certified Public Accountants. He is a member of the Rotary Club of Oceanside in Jacksonville Beach and is a member of the Jacksonville Chamber of Commerce. Mr. Carter has previously served as a Board member for the Ronald McDonald House, Board member of the Rotary Club of Oceanside, President of the Rotary Club of East Arlington
                                   (Jacksonville), President of the Mandarin
                                   Business Association (Jacksonville), and
                                   Board member of Leadership Jacksonville
                                   Alumni, Inc.

Melvin Gottlieb            58      Chief Executive Officer of Martin Gottlieb &
                                   Associates, LLC and Sterling Group Building
                                   Inc. Past Chief Executive Officer of
                                   Gottlieb's Financial Services, Inc., a
                                   subsidiary of Medaphis Corporation, which provides emergency physician reimbursement services. Mr. Gottlieb is active in the community, acting as President for the Jacksonville Jewish Foundation; Vice
                                   President for the Jacksonville Jewish
                                   Center, River Garden Foundation, and Jewish
                                   Community Alliance; and Chairman of the
                                   University of North Florida Business
                                   Advisory Council. Mr. Gottlieb also serves as Director for numerous other charitable organizations, including the I. M.
                                   Sulzbacher Center for the Homeless, Dignity
                                   U Wear, Jacksonville Jewish Federation,
                                   Fresh Ministries, and Community Asthma
                                   Partnership.

James M. Healey            47      Director, Vice President, and Partner of
                                   Mint Magazine, Inc., Chattanooga Mint, Inc.,
                                   Tennessee Mint, Inc., Columbia Mint, Inc., and Tampa Mint, Inc. direct mail advertising firms. Before his association with Mint
                                   Magazine began in 1985, Mr. Healey worked with Carnation Food Products, Inc., and
                                   International Harvester. Mr. Healey attended
                                   Purdue University where he received a
                                   Bachelor of Arts degree from Purdue's
                                   Business School with special studies in
                                   Marketing and Personnel. Mr. Healey has been a resident and active member of the Jacksonville community since 1984.

John C. Kowkabany          62      Jacksonville based real estate investor and
                                   consultant. Mr. Kowkabany has significant private and public sector experience. A resident of the city of Neptune Beach, he has been active in local government, serving as the City's Mayor from 1989 to 1997, and Councilman from 1985 to 1989. Mr.
                                   Kowkabany's public sector experience has provided him with experience and knowledge regarding the local business and civic communities. For many years, Mr. Kowkabany has served with various civic and charitable organizations as an officer or director. Mr.
                                   Kowkabany graduated with a Bachelor of Arts degree from Jacksonville University.

Bennett A. Tavar           47      Owner and President of Logical Business
                                   Systems, Inc., a computer sales and service firm located in Jacksonville, Florida. Mr.
                                   Tavar has been a resident of Jacksonville since 1982 and is active in a number of local civic organizations.

CLASS 1 DIRECTORS

                                   POSITIONS HELD AND PRINCIPAL OCCUPATIONS
NAME                      AGE      DURING THE PAST FIVE YEARS
---------------------    ------    ---------------------------------------------

John W. Rose               55      A financial services executive, advisor, and
                                   investor for over 30 years. Mr. Rose is
                                   President of McAllen Capital Partners, Inc., a financial advisory firm specializing in bank and thrift turnarounds. Through those activities, Mr. Rose has served as Executive
                                   Vice President and Chief Financial Officer of Bay View Capital Corp., an NYSE traded bank holding company in California, and Executive Vice President of F.N.B.
                                   Corporation, an NYSE traded bank holding company in Pennsylvania. Mr. Rose is currently a director of Bay View Capital
                                   Corp.; F.N.B. Corporation; Sun Bancorp, a publicly traded bank holding company in Pennsylvania; and Life Shelters Inc., a finance company in Virginia. Mr. Rose earned his undergraduate degree from Case Western
                                   Reserve University and his M.B.A. from
                                   Columbia University.

                                   POSITIONS HELD AND PRINCIPAL OCCUPATIONS
NAME                      AGE      DURING THE PAST FIVE YEARS
---------------------    ------    ---------------------------------------------
John R. Schultz 41                 A fourth generation native of Jacksonville,
                                   Florida. Mr. Schultz is Chief Executive
                                   Officer of Schultz Investments, an
                                   investment management company primarily
                                   involved in the development of shopping
                                   centers and office buildings. Mr. Schultz is a graduate of The Bolles School
                                   (Jacksonville, Florida) and attended the
                                   University of Florida. Mr. Schultz is a
                                   director of numerous companies and community organizations, including Southeast-Atlantic
                                   Corporation (Canada Dry
                                   bottler/distributor), Intrepid Capital
                                   Management, an investment management
                                   company, Jacksonville Museum of Science and History, Metro YMCA, Daniel Properties,
                                   Inc., St. Vincent's Foundation and The
                                   Schultz Foundation, Inc.

Price W. Schwenck          62      Chief Executive Officer of the Company until
                                   April 26, 2000, and Chairman of the Board of
                                   Directors for the Bank. From May 2000 to
                                   February 2003, Mr. Schwenck was President and Chief Executive Officer of P.C.B.
                                   Bancorp, Inc., n/k/a Colonial BancGroup,
                                   Inc., a multi-bank holding company located in Clearwater, Florida. Mr. Schwenck served as Regional President for First Union
                                   National Bank in Ft. Lauderdale, Florida, from 1988 to 1994, and in Jacksonville, Florida, from 1994 until he retired in 1999.
                                   Mr. Schwenck received his Bachelors degree and M.B.A. from the University of South
                                   Florida and his M.S. from the University of Miami.

Gary L. Winfield, M.D.     48      A physician. Dr. Winfield has had an active
                                   family practice in Jacksonville Beach,
                                   Florida, since 1989, operating as Sandcastle
                                   Family Practice, P.A. Dr. Winfield has
                                   served as Vice President of Medical Affairs for Anthem Health Plans of Florida, a provider of health insurance. Dr. Winfield received his undergraduate degree from the University of Oklahoma and is a graduate of the College of Medicine at the University of Oklahoma.

                 BOARD OF DIRECTORS, GOVERNANCE AND COMMITTEES

CORPORATE GOVERNANCE. The Board of Directors is committed to good business practices, transparency in financial reporting, the highest level of corporate governance and the highest ethical, moral and legal standards in the conduct of its business and operations. We believe that these standards form the basis for our reputation of integrity in the marketplace and are essential to our efficiency and continued overall success.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS. The Board has established a process for shareholders to communicate with members of the Board. If you would like to contact the Board, you can do so by forwarding your concern, question or complaint to the Company's Corporate Secretary, Price W. Schwenck, at 100 North Laura Street, Jacksonville, Florida 32202.

INDEPENDENCE. The Board of Directors has determined that 12 of its 14 members are independent as defined by the National Association of Securities Dealers listing standards.

MEETINGS. During 2004, the Board held 9 meetings, and all directors attended at least 75% of the meetings of the Board and committees on which they served. Our Board of Directors maintains an Audit Committee, a Compensation Committee, and a Corporate Governance Committee, which are described below. Our Board elects the members of these committees at the Board meeting immediately following the Annual Meeting, and membership may change throughout the year based on varying circumstances at the discretion of the Board. Under our bylaws, the Board of Directors is authorized to fill any vacancy on a committee.

AUDIT COMMITTEE. The Audit Committee is responsible for the matters set forth in its written charter which has been adopted by the Board of Directors, a copy of which is attached to this proxy statement. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's financial reports; systems of internal controls regarding finance, accounting, legal compliance, and ethics and evaluating the independence of the Company's independent accountants. The Audit Committee held 4 meetings in 2004. The members of the Audit Committee are
D. Michael Carter, C.P.A. (Chairman), James M. Healey, John C. Kowkabany and Charles F. Spencer. All members of the Audit Committee are independent as defined by the National Association of Securities Dealers listing standards.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee is required to pre-approve all auditing services and permissible nonaudit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for nonaudit services described under the Securities Exchange Act of 1934 (the "Exchange Act") which are approved by the Audit Committee prior to the completion of the audit. In 2004, the Audit Committee pre-approved all services performed for the Company by the auditor.

AUDIT COMMITTEE FINANCIAL EXPERT. The Board of Directors has determined that D. Michael Carter, C.P.A. is an audit committee financial expert. Mr. Carter is independent as defined by the National Association of Securities Dealers listing standards.

COMPENSATION COMMITTEE. The Compensation Committee, which was formed in May 2002, is responsible for oversight of compensation matters, employment issues, and personnel policies. The Committee makes recommendations to the Board of Directors regarding compensation for the Chief Executive Officer, as well as other executive officers and certain officers/managers, including salary, bonuses, option grants, other forms of long-term compensation, and employee benefits. Additionally, the Committee reviews general levels of compensation and is responsible for evaluation of salaries and other compensation in light of industry trends and the practices of similarly situated, publicly traded bank holding companies. The Compensation Committee held four meetings in 2004. The members are John W. Rose (Chairman), R.C. Mills, Donald E. Roller, Price W. Schwenck, Charles F. Spencer and Gary L. Winfield, M.D.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate Governance Committee, which was formed in March 2002, is responsible for formulating policies governing the Board of Directors and its committees as set out in its charter, a copy of which is attached to this proxy statement. The responsibilities include recommending new Board members, establishing criteria for membership on the Board, designating chairs and members of Board committees, setting dates for Board meetings, monitoring compliance with our bylaws and regulations governing public companies, and making recommendations regarding director compensation. The Nominating and Corporate Governance Committee held four meetings in 2004. The members of the Nominating and Corporate Governance Committee are Bennett A. Tavar (Chairman), James M. Healey, Rudolph A. Kraft, Donald E. Roller and John R. Schultz. All members of the Nominating and Corporate Governance Committee are independent as defined by the National Association of Securities Dealers listing standards. The Nominating Corporate Governance Committee will consider candidates for Board seats recommended by our shareholders. Written suggestions for nominees should be sent to the Corporate Secretary, Price W. Schwenck, Jacksonville Bancorp, Inc., 100 North Laura Street, Jacksonville, Florida 32202. Any such recommendation must include the name and address of the candidate; a brief biographical description, including the candidate's occupation for at least five years; a statement of the qualifications of the candidate; and the candidate's signed consent to be named in the proxy statement and to serve as director, if elected.

DIRECTOR FEES. Directors who are not employees of the Company received $4,800 in 2003 and $164,949 in 2004 for their services to the Company. Non-employee directors currently participate in the Company's Directors Stock Purchase Plan under which a director may designate all, or any part, of his compensation for investment in the Company's stock. All non-employee directors elected to designate all of this compensation for such investment, receiving 600 shares of Company stock, except for Mr. Kraft who received 100% of his director fees in cash.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS OF THE REGISTRANT

The following, in addition to Mr. Pomar and Mr. Schwenck who serve as directors, are our executive officers:

                                   POSITIONS HELD AND PRINCIPAL OCCUPATIONS
NAME                      AGE      DURING THE PAST FIVE YEARS
---------------------    ------    ---------------------------------------------
Scott M. Hall              40      Executive Vice President and Senior Loan
                                   Officer of the Bank. Mr. Hall has over 18 years of experience in the financial services industry. Before joining the Bank, he was employed with First Union National
                                   Bank in Jacksonville for 8 years as Vice
                                   President/Commercial Banking Relationship
                                   Manager. His community activities include the Jacksonville Chamber of Commerce and Habitat for Humanity. He serves as a director for the DYE-Clay YMCA. Mr. Hall is a graduate of the University of North
                                   Florida, where he received his Bachelor of Business Administration degree in Finance.

Valerie A. Kendall         52      Executive Vice President and Chief Financial
                                   Officer of the Holding Company and Bank. Ms.
                                   Kendall's banking career spans more than 19 years. Prior to joining the Bank, she served as Executive Vice President and Chief
                                   Financial Officer of P.C.B. Bancorp, Inc., n/k/a Colonial BancGroup, Inc., a $650 million multi-bank holding company based in Clearwater, Florida. She also held senior finance positions with AmSouth Bank, Barnett
                                   Banks (Bank of America) and SunTrust. Ms.
                                   Kendall received her Bachelor of Science degree in Accounting from Florida Southern
                                   College and is a Certified Public
                                   Accountant.

SUMMARY COMPENSATION TABLE (1)

The following table sets forth for the fiscal years ended December 31, 2004, 2003 and 2002, the cash compensation paid or accrued, as well as certain other compensation paid or accrued for those years, for services in all capacities to our Chairman, Chief Executive Officer, Chief Financial Officer and the Senior Loan Officer of the Bank.

                                                         Annual Compensation
                                                       ----------------------      Other Annual            All Other
         Name and Principal Position            Year   Salary ($)   Bonus ($)   Compensation($)(2)   Compensation ($)(3)
---------------------------------------------   ----   ----------   ---------   ------------------   -------------------
Price W. Schwenck, Chairman                     2004      100,000      41,372           --                    --
                                                2003      100,000          --           --                    --
                                                2002           --          --           --                    --
                                                                                        --
Gilbert J. Pomar, III, President and Chief      2004      148,000      67,000           --                13,000
 Executive Officer                              2003      141,000      69,000           --                12,000
                                                2002      135,167      55,000                             10,182

Scott M. Hall, Executive Vice President and     2004      125,000      40,000           100                7,895
 Senior Loan Officer of the Bank                2003      110,950      40,000           250                8,838
                                                2002      104,967      30,000           --                 6,555

Valerie A. Kendall, Executive Vice President    2004      125,000      25,000           --                    --
 and Chief Financial Officer(4)                 2003           --          --           --                    --
                                                2002           --          --           --                    --

(1) Columns relating to Long Term Compensation Awards, and LTIP Payouts, have been deleted because no compensation required to be reported in such columns was awarded to, earned by, or paid to the named executives during the periods indicated. Perquisites are not disclosed because the aggregate value does not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(2) The amount shown in the Other Annual Compensation column consists of commissions.

(3) The amounts shown in the All Other Compensation column consist of matching contributions to the 401(k) plan.

(4)  Valerie Kendall commenced her employment with us on May 24, 2004.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                            Number of Securities         Percent of Total
                           Underlying Options/SARs    Options/SARs Granted To   Exercise of Base
          Name                    Granted (#)        Employees in Fiscal Year     Price ($/Sh)     Expiration Date
------------------------   -----------------------   ------------------------   ----------------   ---------------
Price W. Schwenck                       --                       --                      --               --
Gilbert J. Pomar, III               10,000                     21.5%                  23.25             2014
Scott M. Hall                        7,500                     16.1%                  23.25             2014
Valerie A. Kendall                  15,000                     32.3%                  23.25             2014

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

The following table sets forth information regarding stock options exercised in 2004 by each of the named executive officers and the value of the unexercised options held by these individuals as of December 31, 2004, based on the market value ($26.95) of the common stock on December 31, 2004 on the Nasdaq SmallCap Market.

                                                           Number of Securities Underlying   Value of Unexercised In The
                                                           Unexercised Options at 12/31/04    Money Options at 12/31/04
                         Shares Acquired      Value       --------------------------------   ---------------------------
           Name          on Exercise (#)   Realized ($)       Exercisable/Unexercisable       Exercisable/Unexercisable
----------------------------------------   ------------   --------------------------------   ---------------------------
Price W. Schwenck               --              --                   4,641/-------                $78,665/$-0-
Gilbert J. Pomar, III           --              --                  33,000/22,000                $551,700/$209,800
Scott M. Hall                   --              --                  13,500/11,500                $226,275/$ 85,350
Valerie A. Kendall              --              --                     -0-/15,000                   $-0-/$ 55,500

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has granted loans to and accepted deposits from its executive officers, directors and their affiliates in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers, and which did not involve more than the normal risk of collectibility or present other unfavorable features.

EQUITY COMPENSATION PLAN INFORMATION

                              Number of securities to be issued upon    Weighted average exercise     Number of securities
                                 exercise of outstanding options,     price of outstanding options,  remaining available for
       Plan Category                    warrants and rights                warrants and rights           future issuance
----------------------------  --------------------------------------  -----------------------------  -----------------------
Equity compensation plans                     196,857                           $ 13.50                      43,098
approved by security
holders
Equity compensation plans
not approved by security
holders

                              --------------------------------------  -----------------------------  -----------------------
  Total                                       196,857                           $ 13.50                      43,098
                              --------------------------------------  -----------------------------  -----------------------

EMPLOYMENT AGREEMENTS

Gilbert J. Pomar, III. Under our employment agreement with Gilbert J. Pomar, III, (the "Pomar Agreement"), he became the Bank's President in March 1999 at a salary of $120,000. He has since been promoted to become our CEO, and his base salary has increased annually. Mr. Pomar's salary was increased from $148,000 to $160,000 effective March 15, 2005, based on the evaluation of performance factors by the Compensation Committee. Further, Mr. Pomar was granted a bonus of $67,000 in March 2005 relative to 2004 performance. The Pomar Agreement provides for an annual base salary plus annual increases and participation in bonus plans, stock option plans, stock ownership plans, profit sharing plans, and 401(k) plans made available to our employees and executives. Additionally, we pay Mr. Pomar's medical and dental insurance plan premiums. The Pomar Agreement has a rolling one-year term, ending no later than Mr. Pomar's 65th birthday, and contains a six-month noncompetition provision against employment with any person seeking to organize a financial institution in Duval or Clay counties.

If we terminate Mr. Pomar's employment for a reason other than for "just cause" (as defined in the Pomar Agreement), death or disability, or if Mr. Pomar terminates his employment for "good reason" (as defined), then we must pay Mr. Pomar an amount equal to his annual base salary and any bonus to which he would have been entitled under the Pomar Agreement. If Mr. Pomar's employment is terminated as a result of a "change in control" (as defined) or a change in control occurs within 12 months of his involuntary termination or termination for good reason, then Mr. Pomar is entitled to a severance payment equal to 2.99 times his current annual base salary plus any incentive compensation to which he was entitled under the Pomar Agreement. These payments will be made in substantially equal semi-monthly installments until paid in full. In addition, upon a change in control, all unvested options will vest on the day before the effective date of the change in control. Furthermore, unless Mr. Pomar is terminated for just cause, under certain banking regulatory requirements or under a termination of employment by Mr. Pomar for other than good reason, we are also required to maintain in full force and effect all employee benefit plans in which Mr. Pomar was participating before termination for the remainder of the Pomar Agreement or 12 months, whichever is shorter. The Pomar Agreement also contains provisions required under certain banking regulations that suspend or terminate the Pomar Agreement upon certain banking regulatory findings or actions.

Scott M. Hall. Under our employment agreement with Scott M. Hall (the "Hall Agreement"), he became the Bank's Senior Loan Officer on January 1, 2003 at an annual salary of $112,000. Mr. Hall's salary was increased from $125,000 to $130,000 effective March 15, 2005. Mr. Hall was granted a bonus of $40,000 in 2005 relative to 2004 performance. The Hall Agreement provides for an annual base salary plus incentive compensation and participation in bonus plans, stock option plans, stock ownership plans, profit sharing plans, and 401(k) plans made available to our employees and executives. Additionally, we pay Mr. Hall's medical and dental insurance plan premiums. The Hall Agreement has a rolling one-year term, ending no later than Mr. Hall's 65th birthday, and contains a 12-month noncompetition provision against employment with any person seeking to organize a financial institution in Duval or Clay counties; however, such provision is limited to a three-month period if Mr. Hall is terminated due to a change in control.

If we terminate Mr. Hall's employment for a reason other than for "just cause" (as defined in the Hall Agreement) or Mr. Hall terminates his employment for "good reason" (as defined), then we must pay an amount equal to his annual base salary and any incentive compensation or bonus to which he would have been entitled under the Hall Agreement. If Mr. Hall's employment is terminated as a result of a "change in control" (as defined) or said change occurs within 12 months of his involuntary termination or termination for good reason, then Mr. Hall is entitled to a severance payment equal to 300% of the highest annual salary and bonus he was paid or entitled to in the two years preceding termination. These payments will be made in substantially equal semi-monthly installments until paid in full. In addition, upon a termination for a change in control we are also required to maintain in full force and effect all employee benefit plans in which Mr. Hall was participating before termination for the remainder of the Hall Agreement or 12 months, whichever is shorter.

                             AUDIT COMMITTEE REPORT

As set forth in its charter, the Audit Committee assists the Board by reviewing financial reports we provide to governmental bodies or the public, monitoring the adequacy of our internal controls regarding finance and accounting, reviewing our auditing, accounting, and financial reporting processes generally, and verifying the independence of our independent auditors. All auditors employed or engaged by us report directly to the Audit Committee. To fulfill its responsibilities, the Audit Committee recommends the selection of auditors, reviews an annual risk assessment to ensure sufficient audit coverage and reviews all reports of auditors and examiners, as well as management's responses to such reports, to ensure the effectiveness of internal controls and the implementation of remedial action. The Audit Committee also recommends to the Board whether to include the audited financial statements in our Annual Report and Form 10-KSB.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing their relationships with us that might bear on their independence, consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; discussed any relationships that may impact their objectivity and independence with the auditors; considered whether the provision of nonaudit services was compatible with maintaining the auditors' independence; and satisfied itself as to their independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of our internal controls, and the accounting function's organization, responsibilities, budget, and staffing. The Audit Committee further reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee discussed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees, and with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

The Audit Committee reviewed and discussed our audited financial statements as of and for the year ended December 31, 2004, with management and the independent auditors. Management has the responsibility for preparation of our financial statements, and the independent auditors have the responsibility for examination of those statements. Based on this review and the discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report and Form 10-KSB for the year ended December 31, 2004, for filing with the SEC.

All members of the Audit Committee are independent directors as defined by the National Association of Securities Dealers.

D. Michael Carter, C.P.A. (Chairman)    John C. Kowkabany
James M. Healey                         Charles F. Spencer

   SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table indicates the common stock beneficially owned, as of March 18, 2005, by our executive officers and directors, by each person known by us to own beneficially more than 5% of the common stock of the Company, and all our executive officers and directors as a group:

                                                               AMOUNT AND NATURE OF       PERCENT OF SHARES OF
               DIRECTOR OR EXECUTIVE OFFICER                  BENEFICIAL OWNERSHIP (1)   COMMON STOCK OUTSTANDING
----------------------------------------------------------   ------------------------   -----------------------
D. Michael Carter, C.P.A.                                             34,918                       2.04%
Melvin Gottlieb                                                       64,193                       3.76%
Scott M. Hall                                                         13,500                       0.79%
James M. Healey                                                       37,600                       2.20%
Valerie A. Kendall                                                       ---                         ---
John C. Kowkabany                                                     38,443                       2.25%
Rudolph A. Kraft                                                      40,768                       2.39%
R. C. Mills                                                           88,593                       5.18%
Gilbert J. Pomar, III                                                 38,000                       2.22%
Donald E. Roller                                                      48,593                       2.84%
John W. Rose                                                          72,143                       4.22%
John R. Schultz                                                       42,918                       2.51%
Price W. Schwenck                                                     30,241                       1.77%
Charles F. Spencer                                                    21,143                       1.24%
Bennett A. Tavar                                                      41,943                       2.45%
Gary L. Winfield, M.D                                                 34,593                       2.02%
All executive officers and directors as a group (16 persons)         647,589                      37.88%

All executive officers and directors as a group (16 persons)

(1) Under the rules of the SEC, the determinations of "beneficial ownership" of our common stock are based upon Rule 13d-3 under the Exchange Act. Under this Rule, shares will be deemed to be "beneficially owned" where a person has, either solely or with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition of shares, or where a person has the right to acquire any such power within 60 days after the date such beneficial ownership is determined. Shares of our common stock that a beneficial owner has the right to acquire within 60 days under the exercise of the options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such owner but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. All amounts are determined as of March 18, 2005, when there were 1,709,166 shares outstanding. The amounts shown above include4,643 options exercisable within 60 days of March 18, 2005, for each director other than Mr. Pomar, whose beneficial ownership includes options to purchase 33,000 shares, and Mr. Schwenck, whose beneficial ownership includes options to purchase 4,641 shares. The amount shown for Mr. Hall includes options to purchase13,500 shares, and for all directors and officers as a group, options to purchase 124,357 shares. Unless otherwise noted, all shares are held directly by the director or executive officer, or, in some cases, by their family members sharing the same household.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Exchange Act requires our executive officers and directors, and any persons owning more than 10 percent of a class of our stock, to file certain reports on ownership and changes in ownership with the SEC. During 2004, our executive officers and directors filed on a timely basis all reports required by Section 16(a) of the Exchange Act relating to transactions involving our equity securities beneficially owned by them except that each of Messrs. Kowkabany, Rose, Mills, Winfield, Gottlieb filed four late reports, Messrs. Carter, Tavar, Spencer, Schultz, Roller, Healey and Pomar filed three late reports, and Messrs. Schwenck and Hall and Ms. Kendall filed two late reports.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

The firm of Crowe Chizek and Company LLC ("Crowe Chizek") served as our independent accountants for the fiscal year ending December 31, 2004. Representatives of Crowe Chizek will be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

AUDIT FEES

                                                    2004       2003
                                                  --------   --------
        Audit Fees (1)                            $ 54,750   $ 33,000
        Audit Related Fees (2)                    $  3,395   $    -0-

        Tax Fees (3)                              $  6,333   $  4,000
        All Other Fees (4)                        $  4,000   $    -0-
                                                  --------   --------
        Total                                     $ 68,478   $ 37,000
                                                  --------   --------

(1) Audit fees consisted of audit work performed in the preparation and review of the Company's financial statements and for quarterly and annual review of Forms 10-Q and Form 10-KSB.
(2) Audit related fees consisted of fees for assurance and related services performed that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes consulting on financial accounting/reporting standards.

(3) Tax fees consisted principally of assistance related to tax compliance reporting.

(4)  Fees for products and services other than those already reported.

As disclosed in the Company's Current Report on Form 8-K ("Form 8-K") filed with the Securities and Exchange Commission ("SEC") on May 5, 2004, on April 30, 2004, Hacker, Johnson & Smith PA was advised that the firm's services as auditors of the Company were terminated. The Company engaged Crowe Chizek to serve as its principal independent accountant in auditing the Company's financial statements and performing review of interim filings. The decision to replace auditors was approved by the Company's Board of Directors, pursuant to the recommendation of the Audit Committee.

The reports of Hacker, Johnson & Smith PA regarding the Company's financial statements for the years ended December 31, 2003 and 2002, did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles, nor was there any event of the type requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

In connection with the audits of the Company's consolidated financial statements for the years ended December 31, 2003 and 2002, there were no disagreements with Hacker, Johnson & Smith PA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Hacker, Johnson & Smith PA, would have caused Hacker, Johnson & Smith PA to make reference to the matter in their report.

Prior to the filing of the Form 8-K with the SEC, the Company provided Hacker, Johnson & Smith PA with a copy of the disclosures contained in the Form 8-K which are the same disclosures contained herein, and requested that Hacker, Johnson & Smith PA furnish a letter addressed to the SEC stating whether it agreed with such statements. A copy of that letter, dated May 4, 2004, was filed as Exhibit 16 to the Form 8-K.

As indicated above, the Company engaged Crowe Chizek to serve as its independent auditors for the year ending December 31, 2004, and until such time as a replacement auditor may be selected by the Company. Prior to the engagement of Crowe Chizek to provide the identified services, the Company did not consult Crowe Chizek regarding any matter requiring disclosure under Item 304(a)(2) of Regulation S-B.

                             SHAREHOLDER PROPOSALS

Shareholders who wish to include a proposal in our proxy statement and form of proxy relating to the 2006 Annual Meeting should deliver a written copy of their proposal to our principal executive offices no later than November 25, 2005. Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in our proxy materials. Except for shareholder proposals to be included in our proxy statement and form of proxy, the deadline for nominations for director and other proposals made by a shareholder is February 8, 2006. We may solicit proxies in connection with next year's Annual Meeting which confer discretionary authority to vote on any shareholder proposals of which we do not receive notice by February 8, 2006. Proposals should be directed to Price W. Schwenck, Corporate Secretary, Jacksonville Bancorp, Inc., 100 North Laura Street, Jacksonville, Florida, 32202.

             ANNUAL REPORT; DELIVERY TO SHAREHOLDERS SHARING ADDRESS

We are providing a copy of our Annual Report for the fiscal year ended December 31, 2004, simultaneously with delivery of this proxy statement. You may obtain additional copies of the Annual Report and/or the Annual Report on Form 10-KSB filed with the SEC by writing to Glenna Riesterer, Assistant Corporate Secretary, Jacksonville Bancorp, Inc., 100 North Laura Street, Jacksonville, Florida, 32202.

We are delivering only one proxy statement and Annual Report to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver upon written or oral request a separate copy of this proxy statement or the Annual Report to a shareholder at a shared address to which a single copy was sent. If you are a shareholder residing at a shared address and would like to request an additional copy of the proxy statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the proxy statement or Annual Report if you are currently receiving multiple copies), please send your request to Glenna Riesterer at the address noted above or call us at (904) 421-3040.

                                  OTHER MATTERS

As of the date of this proxy statement, our Board of Directors does not anticipate that other matters will be brought before the Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

                              COST OF SOLICITATION

We will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement. We will solicit primarily through the mail, and our officers, directors, and employees may solicit by personal interview, telephone, facsimile, or e-mail proxies. These people will not receive additional compensation for such solicitations, but we may reimburse them for their reasonable out-of-pocket expenses.

Holders of common stock are requested to complete, sign, and date the accompanying proxy card and promptly return it to our transfer agent in the enclosed addressed, postage paid envelope.


Price W. Schwenck
Corporate Secretary
Dated: March 18, 2005

                                   Appendix A
                             Audit Committee Charter

                           Jacksonville Bancorp, Inc.
                            Audit Committee Charter
                                October 25, 2000

Statement of Purpose

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

     o The financial reports and other financial information provided by the Corporation to governmental bodies or the public.

     o The Corporation's systems of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

     o    The independence of the Corporation's independent accountants.

     o The Corporation's auditing, accounting and financial reporting processes generally.

     o Significant changes in the Corporation's capital structure, as may relate to appropriate changes in internal controls, financial statement accuracy, or compliance issues.

Consistent with these oversight responsibilities, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures, and practices at all levels. The Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Corporation's financial reporting processes and internal control systems.

     o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing function.

     o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing function, and the Board of Directors.

     o Communicate with senior management and the Board regarding the assessment and evaluation of material aspects of financial and strategic transactions and opportunities.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated below.

Organization

The Audit Committee shall consist of three or more directors, as determined by the Board, each of whom shall be independent consistent with the requirements of any exchange or interdealer quotation system upon which the Corporation may be listed. All members of the Committee shall have a working familiarity with basic finance and accounting practices and financial statements (including a balance sheet, income statement, and cash flow statement). At least one member of the Committee shall have accounting or related financial management expertise.

Jacksonville Bancorp, Inc.
Audit Committee Charter
October 25, 2000, Page 2

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board to each serve a term of one year or until their successors shall be duly elected and qualified. The Board will appoint a Chair to preside at the Committee meetings and schedule meetings as appropriate.

MEETINGS

The Audit Committee will meet quarterly or at such times as requested by the Chair, any two Committee members, the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, independent accountants, or the internal auditors. The Chief Executive Officer, Chief Financial Officer, and representatives of the internal audit firm or independent accountants shall be invited as necessary. The Chair may excuse non-committee members and management from attendance at any meeting or portion of any meeting.

As part of its job to foster open communication, the Committee should meet at least quarterly with management, and annually with the independent accountants in executive sessions to discuss matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee Chair should review the Corporation's financial statements quarterly, and meet with the independent accountants as deemed necessary.

DUTIES AND RESPONSIBILITIES

To fulfill its duties and responsibilities the Audit Committee shall handle the following areas:

Document and Report Review

     . Review and update this Charter at least annually, as conditions dictate.
     . Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the independent accountants.
     . Review the regular internal reports to management prepared by the internal auditing firm and management's response thereto.
     . Review the financial management and the independent accountants quarterly reports on Form 10-Q prior to filing the quarterly release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.
     . Submit any reports as required by any exchange or interdealer quotation system on which the Corporation may be listed.

Jacksonville Bancorp, Inc.
Audit Committee Charter
October 25, 2000, Page 3

Independent Accountants

     . Recommend to the Board the selection of the independent accountants, considering their independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.
     . Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when warranted.
     . Periodically consult privately with the independent accountants about internal controls and the fullness and accuracy of financial statements.
     . Receive from the independent accountants, on a periodic basis, a formal written statement delineating all relationships between the independent accountants and the Corporation, consistent with Independence Standards Board Standard Number 1, and take the appropriate action to satisfy itself of the outside accountants' independence.

Financial Reporting Processes

     . In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.
     . Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.
     . Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement

     . Establish regular and separate systems of reporting to the Audit Committee by management, the independent accountants, and internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.
     . Following the completion of the annual audit, review separately with management, the independent accountants, and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
     . Review any significant disagreements among management and the independent accountants or the internal auditors in connection with the preparation of the financial statements.

Jacksonville Bancorp, Inc.
Audit Committee Charter
October 25, 2000, Page 4

     . Review, at an appropriate time, with the independent accountants, internal auditors, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance

     . Review periodically any Business Conduct policies and ensure that systems have been established to enforce these policies.
     . Review management's monitoring of the Corporation's compliance with the Business Conduct Policy, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.
     . Review activities, organizational structure, and qualifications of the internal audit firm as may be necessary in the selection and/or retention of an appropriate firm.
     . Review with the Corporation's counsel legal compliance matters including the corporate securities trading policies.
     . Review with the Corporation's counsel any legal matters that could have a significant impact on the Corporation's financial statements.
     . Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, resolve disagreements, if any, between management and the independent accountants or to assure compliance with applicable laws, regulations, or the Corporation's policies.

                                   Appendix B
              Nominating and Corporate Governance Committee Charter

                           JACKSONVILLE BANCORP, INC.
              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

1. Purpose. The primary purpose of the Nominating and Corporate Governance Committee (the "Committee") of Jacksonville Bancorp, Inc. (the "Company") is to (a) identify individuals who are qualified to serve on the Company's Board of Directors (the "Board"), (b) recommend to the Board director nominees for the next annual meeting of the shareholders and nominees to fill vacancies on the Board, whether caused by retirement, resignation, death, increase in the number of authorized directors or otherwise, and (c) develop and recommend to the Board corporate governance principles applicable to the Company and in accordance with all applicable laws, rules, regulations and listing standards.

2. Membership. The Nominating and Corporate Governance Committee is a committee of the Board. The Committee shall consist of a minimum of three
     (3) independent directors as defined by the Board in accordance with all applicable rules, regulations and agency listing standards.1

3. Appointment. The Board shall appoint the members of the Committee at the annual meeting of the Board.

4. Vacancy. In the event a vacancy occurs on the Committee prior to the annual meeting of the Board, the Board shall appoint a member to fill such vacancy at such time.

5. Qualification. In appointing members to serve on the Committee, the Board shall consider (a) the business and professional experience and background of the member, (b) the member's knowledge of and familiarity with corporate governance principles, (c) the member's understanding of the business and operations of the Company, and (d) any other criteria or factors that the Board, in its discretion, shall deem to be relevant to the purpose and the fulfillment of the duties and responsibilities of the Committee.

6. Term. The Board shall determine, in its discretion, the term of membership of the Committee.

7. Chair. Unless the Board elects a Chair of the Committee, the Committee may, in its discretion, designate a Chair by an affirmative vote of the majority of the members of the Committee.

8. Resignation; Removal. Any Committee member may resign from the Committee upon notice to the Chair of the Board. The Board may remove any member of the Committee at any such time the Board determines, in its reasonable judgment, that (a) such member no longer meets the qualification standard set forth in Section 5 of this Charter, or (b) it is in the best interest of the company or its shareholders to remove such member from the Committee.

9. Meetings. The Committee shall meet at least twice annually or more frequently, as may be necessary or appropriate to carry out its responsibilities. Meetings may be called by the Chair of the committee, by any two members of the Committee or by the Chair of the Board. All meetings of the committee shall be held pursuant to the bylaws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company records. Reports of meeting of the Committee shall be made to the Board at its next regularly scheduled meeting following the Committee meeting and shall be accompanied by any recommendations to the Board approved by the Committee.

10. Quorum. A majority of the members of the committee will constitute a quorum for the transaction of business. The Committee may act by unanimous written consent in accordance with applicable law.

11. Evaluation. The Board shall perform and conduct an annual performance evaluation of the Committee to determine and assess whether the Committee is fulfilling all of its duties and responsibilities hereunder and under all applicable laws, rules, regulations, and listing standards. In performing this evaluation, the

----------
/1/ NASDAQ requires independent director approval of director nominations, either by an independent nominating committee or by a majority of the independent directors. A single non-independent director would be permitted to serve on an independent nominating committee if the individual is an officer who owns or controls more than 20% of the voting securities or under an "exceptional and limited circumstances" exception.

     Board will solicit input from the Committee members, other Board members and as appropriate, management of the Company and review the results of the evaluation with the Committee.

12. Authority. The Committee shall have the sole and direct authority to engage, retain, approve payment of compensation to, and terminate any director search firm retained to identify and recommend possible candidates for Board membership. The Committee is authorized to obtain advice and assistance as it believes necessary from corporate personnel and from external legal, accounting and other advisors.

13. Duties and Responsibilities. The Committee shall have the duty and responsibility to carry out the following:

     Directors:

     (a) Establish the criteria for the selection of new directors. In carrying out this responsibility, the Committee will at least annually (i) assess the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board and the needs of the Company, and (ii) consider principles to be applied in filling vacancies and planning for Board succession;

     (b) Periodically assess in connection with re-nomination recommendations the performance of incumbent directors based on appropriate criteria, which may include: (i) degree of understanding of strategies and businesses, (ii) degree of preparedness with respect to Board materials and issues, (iii) level of active, objective and constructive participation in meetings of the Board and committees,
          (iv) degree of understanding of general economic trends and corporate governance, (v) level of support of Company initiatives relating to customers and suppliers, (vi) quality of guidance with respect to the Company's strategic and operating plans, (vii) level of involvement in selecting, motivating, evaluating and compensating the CEO, and (viii) level of involvement in representing the Company to the outside world;

     (c) Consider and make recommendations to the Board regarding shareholder nominations for directors that are submitted in accordance with the Company's by-laws and applicable law;

     (d) Make recommendations to the Board concerning the size and composition of the Board subject to the Company's by-laws and articles of incorporation;

     (e) Develop a pool of potential director candidates for consideration in the event of a vacancy in the Board;

     (f) Recommend to the Board directors to serve as chairs and members of other Board committees, monitor the functions of all standing Board committees, and make recommendations to the Board regarding the functions of such other committees;

     (g) Make recommendations to the Board regarding fringe benefits to be provided by the Company to any directors or officers of the Company;

     (h)  Review and recommend to the Board the compensation of directors;

     (i) Recommend to the Board (i) the Company's policy on director tenure and retirement, (ii) any amendment, termination or waiver of the policy, and (iii) whether or not the Board should approve the withdrawal of any resignation submitted by a director in accordance with the policy;

     (j) Conduct, or engage one or more third parties to conduct, the appropriate and necessary inquiries into the backgrounds, experience and qualifications of possible candidates to serve on the Board;

     (k) Lead the process to evaluate, at least annually, the performance of the Board in the exercise of its oversight responsibilities, soliciting input from all members of the Board and, as appropriate, from management of the Company and review the results of the evaluation with the Board;

     (l) Review the status of each member of the Board and make recommendations to the Board with respect to the Board's determination of whether Board members meet the independence requirements of any and all applicable rules, regulations and listing standards;

     (m) Review annually the number of Board positions held by each Director to ensure sufficient attention is being given to Company matters and to establish criteria for avoiding related party conflicts;

     (n) Monitor Board and Committee attendance with the expectation that each director will attend at least seventy-five percent (75%) of all meetings;

     Executives:

     (o) Receive periodically from the Chief Executive Officer his or her recommendations regarding a successor, the development of other executive talent and the executive management needs of the company;

     (p) Review periodically with the Chair of the Board and the Chief Executive Officer the succession plans for senior executive officers and make recommendations to the Board regarding the selection of individuals to occupy these positions;

     Governance:

     (q) Review and recommend, on a regular basis, changes to the Company's corporate governance guidelines, including conflict of interest and Related Party transaction policies, code of conduct for financial officers, and code of business conduct and ethics;

     (r) Review the adequacy of the Company's compliance policies and programs in such areas as antitrust laws, securities laws, confidential information, environmental protection, employee health and safety, patent and copyright laws, and discrimination and harassment (including equal employment opportunity);

     (s) Review periodically with the Company's general counsel, new legislation, regulations, and other developments, the Company's legal compliance policy and make recommendations to the Board for any changes, amendments and modifications to these policies that the Committee shall deem desirable;

     Committee:

     (t) Review and update this Charter periodically, at least annually, as may be necessary or appropriate;

     (u) Report, on a periodic basis, to the Board regarding compliance with this Charter, the activities of the Committee and any issues with respect to the duties and responsibilities of the Committee; and

     (v) Perform any other activities consistent with this Charter, the Company's by-laws and all applicable laws, rules, regulations and listing standards, as the Committee deems necessary or appropriate.

     The foregoing Charter of the Nominating and Corporate Governance Committee of the Board of Directors of Jacksonville Bancorp, Inc., was adopted by the Nominating and Corporate Governance Committee on the 27th day of May, 2003, and approved by the Board of Directors on the 4th day of June, 2003.

                                                Jacksonville Bancorp, Inc.

                                                By:
                                                     ---------------------------
                                                Its:
                                                     ---------------------------

                           JACKSONVILLE BANCORP, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

I, the undersigned shareholder of Jacksonville Bancorp, Inc. (the "Company"), Jacksonville, Florida, do hereby nominate, constitute and appoint Valerie A. Kendall and Scott M. Hall, or any one or more of them, my true and lawful proxy and attorney(s) with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $.01 per share, of the Company, held in my name on its books as of March 18, 2005, at the Annual Meeting of Shareholders to be held on Thursday, April 21, 2005.

PROPOSAL 1. Election of the following Directors:

     [ ]  FOR all nominees listed below (except as marked to the contrary below)

     [ ]  WITHHOLD Authority to vote for all nominees listed below

          Rudolph A. Kraft         R.C. Mills      Gilbert J. Pomar, III

                     Donald E. Roller      Charles F. Spencer

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) of such nominee(s) below.)

-----------------------------------       --------------------------------------

-----------------------------------       --------------------------------------

          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR"
                      THE ELECTION OF EACH OF THE NOMINEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

                   IMPORTANT: PLEASE SIGN AND DATE ON REVERSE

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR Proposal 1. Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company.

     IMPORTANT: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ADDRESSED ENVELOPE OR OTHERWISE TO SunTrust Bank Stock Transfer Department, P.O. Box 4625, Atlanta, Georgia, 30302. IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE MEETING AND VOTE, YOUR SHARES CANNOT BE VOTED.

                                               Dated: ____________________, 2005


                                               ---------------------------------
                                               Signature


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                                               Signature (if held jointly)

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